SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2013

priceline.com Incorporated
(Exact name of registrant as specified in its charter)

Delaware	0-25581	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue, Norwalk, Connecticut	6854
(Address of principal office)	(zip code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐            Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4c  under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

priceline.com Incorporated (the "Company") has adopted a form of Non-Competition and Non-Solicitation Agreement that it generally intends to enter into, and has begun to enter into, with its current and future executive officers. The form agreement provides that, while an employee of the Company and for a period of one year after termination of employment with the Company, the executive officer will not (a) compete with the Company, (b) solicit customers or clients of the businesses actively operated by the Company or (c) solicit, recruit or hire any employees of the Company or anyone that had been an employee of the Company within one year of such solicitation, recruitment or hire. The foregoing description of the form of Non-Competition and Non-Solicitation Agreement is a summary only and is qualified in its entirety by reference to the form agreement, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 26, 2013, the Compensation Committee (the "Committee") of the Board of Directors of the Company adopted a new form of performance share unit agreement (the "Form PSU Agreement") for use under the Company's 1999 Omnibus Plan (the "Plan") with respect to grants to its executive officers (which may include the Company's named executive officers). The Form PSU Agreement provides for the grant of performance share units to executive officers, which generally vest at the end of three years of service but only result in the issuance of shares if the Company achieves a specified threshold of Cumulative Consolidated Adjusted EBITDA (as defined in the Form PSU Agreement). The exact number of shares issuable pursuant to the Form PSU Agreement depends on the Company's performance against Cumulative Consolidated Adjusted EBITDA targets set by the Committee for the performance period, and can range from 0 shares to 2x the nominal number of shares subject to the performance share units. The foregoing description of the Form PSU Agreement is a summary only and is qualified in its entirety by reference to the form agreement, which is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.           Financial Statements and Exhibits

(d)    Exhibits

Exhibit

99.1	Form of Non-Competition and Non-Solicitation Agreement

99.2	2013 Form of Performance Share Unit Agreement under the priceline.com Incorporated 1999 Omnibus Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICELINE.COM INCORPORATED

By:	/s/ Peter J. Millones
Name: Peter J. Millones
Title: Executive Vice President, General Counsel

Date:  March 4, 2013

EXHIBIT INDEX

Exhibit

99.1	Form of Non-Competition and Non-Solicitation Agreement

99.2	2013 Form of Performance Share Unit Agreement under the priceline.com Incorporated 1999 Omnibus Plan